Exhibit 32.1
INFORMATIONAL ADDENDUM TO REPORT ON FORM 10-K PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 NOT FILED PURSUANT TO
THE SECURITIES EXCHANGE ACT OF 1934
     Solely for the purpose of Section 906 of the Sarbanes-Oxley Act of 2002, and solely to the extent this certification may be applicable to this Report on Form 10-K, the undersigned hereby certify that this report on Form 10-K of MDI, Inc. fully complies with the requirements of section 13(a) or l5(d) of the Securities Exchange Act of 1934 and that information contained herein this report on Form l0-K fairly presents, in all material respects, the financial condition and results of operation of MDI, Inc.
Dated: March 23, 2007

/s/ J. Collier Sparks

J. Collier Sparks
Chief Executive Officer

/s/ Michael Sweet

Michael Sweet
Chief Financial Officer